EXHIBIT 32.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the three-month period ending September 30, 2008 of Muskoka Flooring Corporation, a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Gordon Cotton, Chairman, President and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.   The information contained in this Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operation of the Company.


/s/ GORDON COTTON
____________________________________________
    Gordon Cotton
    President, Secretary Treasurer,
    Principal Executive Officer,
    Principal Financial Officer and Director


Date: November 10, 2008